UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2021

INDUSTRIAL TECH ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39490	85-1316132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Avenue

Suite 319

Houston, TX 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 599-1300

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	ITACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ITAC	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ITACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation (the “Investor Presentation”) that will be used by Industrial Tech Acquisitions, Inc. (Nasdaq: ITACU, ITAC and ITACW), a special purpose acquisition company organized under the laws of the State of Delaware (“ITAC”), in connection with the transactions contemplated by the Business Combination Agreement described below.

Attached as Exhibit 99.2 to the Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the webinar script (the “Script”) that was used by ITAC in a conference call on March 18, 2021 to discuss the transactions contemplated by the Business Combination Agreement described below.

The Investor Presentation and the Script are intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 18, 2021, ITAC issued a press release announcing the execution of a definitive Business Combination Agreement, dated as of March 18, 2021 (the “Business Combination Agreement”), with Arbe Robotics Ltd., an Israeli company ("Arbe") and leading provider of next-generation 4D Imaging Radar solutions. Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, a newly formed Delaware subsidiary of Arbe will merge with and into ITAC, with ITAC surviving as a wholly-owned subsidiary of Arbe. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of ITAC and Arbe and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ITAC’s and Arbe’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ITAC’s and Arbe’s expectations with respect to future performance and anticipated financial impacts of the transactions (the “Transactions”) contemplated by the Business Combination Agreement, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of ITAC or Arbe and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the expected timing and likelihood of completion of the Transactions, including the risk that the Transactions may not close due to one or more closing conditions to the Transactions in the Business Combination Agreement not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Arbe and ITAC are not obtained; (ii) a default by one or more of the investors in the PIPE on its commitment, and ITAC’s failure to retain sufficient cash in its trust account or find replacement financing in order to meet the $100 million minimum cash condition in the Business Combination Agreement; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (iv) the ability of Arbe to meet Nasdaq listing standards following the Transactions and in connection with the consummation thereof; (v) costs related to the proposed Transactions; (vi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Arbe or ITAC; (vi) the disruption of Arbe management time from ongoing business operations due to the proposed Transactions; (vii) announcements relating to the Transactions having an adverse effect on the market price of ITAC's securities; (viii) the effect of the Transactions and the announcement thereof on the ability of Arbe to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally; (ix) the failure of Arbe to meet projected development and production targets; (x) changes in applicable laws or regulations, including laws and regulations affecting the market for Arbe’s products; (xi) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or the continuing effects of the COVID-19 pandemic, the worsening thereof or other future pandemics; and (xii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by ITAC or Arbe. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ITAC and Arbe undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent reports filed with the SEC by ITAC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ITAC undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

 Important Information About the Transactions and Where to Find It

Arbe intends to file with the SEC a Registration Statement on Form F-4, which will include a proxy statement of ITAC that constitutes a prospectus for Arbe and a definitive proxy statement for ITAC’s shareholders. Promptly after filing its definitive proxy statement with the SEC, ITAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Transactions. Investors and securityholders of ITAC and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with ITAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination Agreement and the Transactions because these documents will contain important information about ITAC, Arbe, the Business Combination Agreement and the Transactions. The definitive proxy statement will be mailed to securityholders of ITAC as of a record date to be established for voting on the Business Combination Agreement and the Transactions. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by ITAC with the SEC, may be obtained free of charge at the SEC's website (www.sec.gov) or by writing to ITAC at: 5090 Richmond Ave., Suite 319; Houston TX, 77056.

Participants in the Solicitation

Arbe, ITAC, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of ITAC common stock in respect of the proposed Transactions. Information about ITAC's directors and executive officers and their ownership of ITAC's common stock is set forth in ITAC's filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

99.1	Investor Presentation, dated March 2021

99.2	Webinar Script, dated March 18, 2021

99.3	Press Release, dated March 18, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL TECH ACQUISITIONS, INC.

	By:	/s/ E. Scott Crist
Name: E. Scott Crist
Title: Chief Executive Officer and Chairman

Dated: March 18, 2021

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